                    INTERCAPITAL HIGH YIELD SECURITIES, INC.


                              ARTICLES OF AMENDMENT         Exhibit 1(b) 3/18/83
                                     TO THE
                            ARTICLES OF INCORPORATION
                            *************************


     INTERCAPITAL HIGH YIELD SECURITIES INC., a Maryland Corporation having its principal office at 929 North Howard Street, Baltimore, Maryland 21201, c/o The Prentice-Hall Corporation System, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST:    The charter of the Corporation is hereby amended by striking out Article SECOND of the Articles of Incorporation and inserting in lieu thereof the following:

          "SECOND: The name of the Corporation is DEAN WITTER HIGH YIELD SECURITIES, INC."

          SECOND:   The Board of Directors of the Corporation, at a meeting duly convened and held on January 18, 1983, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter was advisable and directing that it be submitted for action thereon by the stockholders of the Corporation at a special meeting to be held on March 16, 1983.

          THIRD:    Notice of said amendment of the charter and starting that a purpose of the meeting of the stockholders would be to take action thereon, was given, as required by law, to all stockholders entitled to vote thereon. The amendment of the charter of the Corporation as hereinabove set forth was approved by the stockholders of the Corporation at said meeting by the affirmative vote of a majority of all the votes entitled to be cast thereon. Such a majority vote was sufficient to authorize said amendment pursuant to Article EIGHTH of the Charter of the Corporation which authorizes the Corporation to take any action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon, notwithstanding any provision of Article 23 of the General Corporation Law to the contrary.

     IN WITNESS WHEREOF, INTERCAPITAL HIGH YIELD SECURITIES INC. has caused these presents to be signed in its name and on its behalf by its President and its corporate seal to be hereunto affixed and attested by its Secretary on March 18, 1983.

                              INTERCAPITAL HIGH YIELD SECURITIES INC.

                                   By /s/ C. Fiumefreddo
                                     ---------------------------------
                                     Charles A. Fiumefreddo, President


(CORPORATE
    SEAL)

ATTEST


/s/ Sheldon Curtis
-------------------------
Sheldon Curtis, Secretary

STATE OF NEW YORK )
                  : SS.:
COUNTY OF NEW YORK)

     I HEREBY CERTIFY that on March 18, 1983, before me the subscriber, a notary public of the State of New York in and for the County of New York, personally appeared Charles A. Fiumefreddo, President of InterCapital High Yield Securities Inc., a Maryland Corporation, and in the name and on behalf of said corporation acknowledged the foregoing Articles of Amendment to be the corporate act of said corporation and further made oath in due form of law that the matters and facts set forth in said Articles of Amendment with respect to the approval thereof are true to the best of his knowledge, information and belief.

     WITNESS my hand and notarial seal, the day and year last above written.

                             /s/ Mary Early-Brosnan
                             ----------------------
                                  Notary Public


                               MARY EARLY-BROSNAN
                        Notary Public, State of New York
                                       No.
                           Qualified in Sussex County
                         Certificate filed in New York County
                        Commission Expires March 30, 1984

(NOTARIAL
   SEAL)

                             CONSENT TO USE OF NAME

     InterCapital Liquid Asset Fund Inc., InterCapital Tax-Exempt Securities Inc., InterCapital Industry-Valued Securities Inc., InterCapital Tax-Free Daily Income Fund Inc., InterCapital Dividend Growth Securities Inc., and InterCapital Natural Resource Development Securities Inc., all of which are corporations organized under the laws of the State of Maryland, and which are filing herewith Articles of Amendment to their respective Articles of Incorporation to change the names of said corporations to Dean Witter/Sears Liquid Asset Fund Inc., Dean Witter Tax-Exempt Securities Inc., Dean Witter Industry-Valued Securities Inc., Dean Witter/Sears Tax-Free Daily Income Fund Inc., Dean Witter Dividend Growth Securities Inc., and Dean Witter Natural Resource Development Securities Inc., respectively, each hereby consents to the simultaneous change of name by InterCapital High Yield Securities Inc., another corporation organized under the laws of the State of Maryland, to Dean Witter High Yield Securities Inc.

     IN WITNESS WHEREOF, each of the said InterCapital Liquid Asset Fund Inc., InterCapital Tax-Exempt Securities Inc., InterCapital Industry-Valued Securities Inc., InterCapital Tax-Free Daily Income Fund Inc., InterCapital Dividend Growth Securities Inc., and InterCapital Natural Resource Development Securities Inc., has caused this consent to be executed by its President and attested under its corporate seal by its Secretary, all on this 18th day of March, 1983.

                                   INTERCAPITAL LIQUID ASSET FUND INC.

(CORPORATE
    SEAL)                          By /s/ C. Fiumefreddo
                                     ---------------------------------
                                     Charles A. Fiumefreddo, President


ATTEST:

/s/ Sheldon Curtis
-------------------------
Sheldon Curtis, Secretary

                                   INTERCAPITAL TAX-EXEMPT SECURITIES INC.

(CORPORATE
    SEAL)                          By /s/ C. Fiumefreddo
                                     ---------------------------------
                                     Charles A. Fiumefreddo, President


ATTEST:

/s/ Sheldon Curtis
-------------------------
Sheldon Curtis, Secretary


                                   INTERCAPITAL INDUSTRY-VALUED SECURITIES INC.

(CORPORATE
    SEAL)                          By /s/ C. Fiumefreddo
                                     ---------------------------------
                                     Charles A. Fiumefreddo, President


ATTEST:

/s/ Sheldon Curtis
-------------------------
Sheldon Curtis, Secretary


                                   INTERCAPITAL TAX-FREE DAILY INCOME FUND INC.

(CORPORATE
    SEAL)                          By /s/ C. Fiumefreddo
                                     ---------------------------------
                                     Charles A. Fiumefreddo, President


ATTEST:

/s/ Sheldon Curtis
-------------------------
Sheldon Curtis, Secretary


                                   INTERCAPITAL DIVIDEND GROWTH SECURITIES INC.

(CORPORATE
    SEAL)                          By /s/ C. Fiumefreddo
                                     ---------------------------------
                                     Charles A. Fiumefreddo, President


ATTEST:

/s/ Sheldon Curtis
-------------------------
Sheldon Curtis, Secretary

                                   INTERCAPITAL NATURAL RESOURCE DEVELOPMENT
                                     SECURITIES INC.

(CORPORATE
    SEAL)                          By /s/ C. Fiumefreddo
                                     ---------------------------------
                                     Charles A. Fiumefreddo, President


ATTEST:

/s/ Sheldon Curtis
-------------------------
Sheldon Curtis, Secretary

                            CERTIFICATE OF RESOLUTION
                                     OF THE
                               BOARD OF DIRECTORS
                       DEAN WITTER FINANCIAL SERVICES INC.

     I, DENNIS H. GREENWALD, hereby certify that I am the Secretary of DEAN WITTER FINANCIAL SERVICES INC., a Corporation organized and existing under and by virtue of the laws of the State of Delaware; that the following is a true and correct copy of resolutions adopted by the Board of Directors of said Corporation at a meeting of the Board of Directors of said Corporation duly convened and held on February 24, 1983, a quorum being present and acting throughout; and I do hereby further certify that said resolutions have not been amended or rescinded and on the date hereof, are in full force and effect:

     RESOLVED, That in the opinion of the Board of Directors of this Corporation, the name Dean Witter High Yield Securities Inc. is not so similar to the name of this Corporation or the names of its subsidiaries as to tend to confuse or deceive, and this Corporation, for itself and its subsidiaries, has no objection to the use of such name by such other corporation in Maryland; and further

     RESOLVED, That the Secretary of this Corporation be, and he hereby is, authorized and directed to make and execute a certificate under the corporate seal of this Corporation reflecting the foregoing resolution, and file the same with the Secretary of State of Maryland.

     IN WITNESS WHEREOF, I have set my hand and affixed the seal of the Corporation as authorized in said resolution this 18th day of March, 1983, and I affirm the statements contained therein as true under penalties of perjury.

                                   DEAN WITTER FINANCIAL SERVICES INC.

                                   By /s/ Dennis H. Greenwald
                                      -----------------------
                                          Dennis H. Greenwald
                                               Secretary

(CORPORATE
    SEAL)